SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 25, 2006
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     Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	39-0667110
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(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

1328 Racine Street Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code: (262)638-4000
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Item	7	Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1		Press Release dated April 25, 2006
Item	9	Regulation FD Disclosure and
Item	12	Results of Operation and Financial Condition

Twin Disc, Inc. has reported its 3rd quarter financial results. The Company’s press release dated April 25, 2006 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Current Report is being furnished pursuant to Items 9 and 12 of Form 8-K and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. The Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is required to be disclosed solely by Items 9 or 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of April 25, 2006, and may change thereafter.

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SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2006	Twin Disc, Inc.
/s/ Christopher J. Eperjesy
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Vice President – Chief Financial Officer
and Secretary